                                                                    EXHIBIT 10.3

                       WARRANT TO PURCHASE COMMON STOCK
                                      OF
                                 CHATCOM, INC.



     THIS IS TO CERTIFY THAT, for value received, The High View Fund or permitted transferees or assigns (in each case, "Holder"), upon due exercise of this Warrant, is entitled to purchase, subject to the terms and conditions hereinafter set forth, from ChatCom, INC., a California corporation ("Corporation"), on or before the Expiration Date (as that term is hereinafter defined), 500,000 fully paid and non assessable shares of Corporation's authorized common stock ("Common Stock"), at a purchase price of $1.75 per share. The number of shares of Common Stock to be received upon the exercise of this Warrant and the price to be paid therefor may be adjusted from time to time as hereinafter set forth.

     THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED UNLESS AND UNTIL REGISTERED UNDER SAID ACT OR UNLESS SOLD PURSUANT TO RULE 144 PROMULGATED UNDER SAID ACT, OR UNLESS, IN THE OPINION OF COUNSEL IN FORM AND SUBSTANCE REASONABLY ACCEPTABLE TO THE ISSUER OF THESE SECURITIES, SUCH OFFER, SALE OR TRANSFER, PLEDGE OR HYPOTHECATION IS EXEMPT FROM THE REGISTRATION PROVISIONS OF SAID ACT.

     1.   Definitions.  As used in this Warrant, the following terms shall mean:
          -----------

          "Aggregate Exercise Price" - The Exercise Price times the number of shares to be issued, from time to time, upon exercise of this Warrant.

          "Capital Stock" - The Common Stock and all other outstanding shares of capital stock of the Corporation, including all classes of the Corporation's preferred stock.

          "Common Stock" - The common stock, no par value, of Corporation.

          "Convertible Securities" - Any rights or options for the purchase of, or stock or other securities convertible into, Common Stock (whether initially or through a series of exercises and/or conversions).

          "Effective Price" - The Effective Price for an issuance of Common Stock shall mean the quotient determined by dividing (x) the total number of shares of Common Stock which were issued or sold, or deemed to have been issued or sold assuming full exercise or conversion of Convertible

                                       1.

Securities, by Corporation under Section 4.4 hereof into (y) the aggregate consideration (including the minimum consideration payable to fully exercise or convert all Convertible Securities) received or to be received by Corporation for such issued, or deemed issued, Common Stock under Section 4.4 hereof.

          "Exercise Price" - The price to be paid per share of Common Stock upon the exercise of this Warrant. The initial Exercise Price, shall be $1.75 per share, subject to changes that may hereafter be effected from time to time pursuant to Section 4.

          "Expiration Date" - December 13, 2001; if the Expiration Date shall be, in the State of California, a holiday or a day on which banks are authorized to close, then the Expiration Date shall be the next following date which, in the State of California, is not a holiday or a day on which banks are authorized to close.

          "Shares" - The shares of Common Stock of Corporation for which this Warrant may be exercised.

     2.   Exercise of Warrant.  This Warrant may be exercised in whole or in
          -------------------
part at any time, or from time to time, up to 5:00 p.m. New York time on the Expiration Date, by presentation and surrender hereof at the principal office of Corporation, or at such other office as shall have theretofore been designated by Corporation by notice pursuant hereto, or at the office of Corporation's stock transfer agent, if any, with the Purchase Form attached hereto duly executed and accompanied by payment of the Aggregate Exercise Price. Payment of the Aggregate Exercise Price may be made by a check payable to the order of the Corporation.

     Promptly after the receipt of the Aggregate Exercise Price, the Corporation shall cause to be issued and delivered to the Holder a certificate or certificates, registered in the name of the Holder and dated as of the date of exercise, representing the aggregate number of full shares of Common Stock for which this Warrant is being exercised. Such shares, when issued, shall be validly issued, fully paid and non-assessable, free and clear of all liens, security interests, charges and other encumbrances or restrictions on sale (except as specified in this Warrant) and free and clear of all preemptive rights. If this Warrant should be exercised in part only, Corporation shall, upon surrender of this Warrant for cancellation, execute and deliver to the Holder a new Warrant (in the same form and content as this Warrant) evidencing the rights of the holder thereof to purchase the balance of the shares of Common Stock purchasable hereunder.

                                       2.

     Corporation shall not issue fractional shares of Common Stock or scrip representing fractional shares of Common Stock upon any exercise of this Warrant. For any fractional share of Common Stock which the Holder hereof would otherwise be entitled to purchase from Corporation upon such exercise, Corporation shall purchase from the Holder such fractional share at a price equal to an amount calculated by multiplying the fractional share (calculated to the nearest .001 of a share) by the Exercise Price calculated as of the date of the Purchase Form. Payment of such amount shall be made in cash or by check payable to the order of the Holder at the time of delivery of any certificate or certificates issuable upon such exercise.

     3.   Reservation of Shares; Maintenance of Registration Books.  Corporation
          --------------------------------------------------------
hereby agrees that, at all times, there shall be reserved and duly authorized for issuance and delivery a sufficient number of shares of its Common Stock as shall from time to time be issuable upon the exercise of this Warrant and the exercise of all other warrants which have been or will have been issued by Corporation. Corporation shall keep at its principal office a register in which, subject to such reasonable regulations as it may prescribe, Corporation shall provide for the registration, transfer and exchange of this Warrant.

     4.   Protection Against Dilution.
          ---------------------------

          4.1  Adjustment for Stock Splits and Combinations.  If Corporation at
               --------------------------------------------
any time or from time to time after the date of this Warrant files an amendment to its Articles of Incorporation effecting a subdivision or combination of the outstanding Common Stock, the Exercise Price then in effect immediately before such subdivision or combination shall be multiplied by a fraction: (a) the numerator of which is the total number of shares of Common Stock issued and outstanding immediately prior to the subdivision or combination, and (b) the denominator of which shall be the total number of shares of Common Stock issued and outstanding immediately after the subdivision or combination. Any adjustment under this Section 4.1 shall become effective as of the date and time that the Corporation files an amendment to its Articles of Incorporation effecting the subdivision or combination.

          4.2  Adjustment for Certain Dividends and Distributions.  In the
               ---------------------------------------------------
event Corporation at any time or from time to time after the date of this Warrant makes, or fixes a record date for the determination of holders of Capital Stock entitled to receive, a dividend or other distribution payable in additional shares of Common Stock or Convertible Securities, then and in each such event the Exercise Price then in effect shall be decreased as of the time of such issuance or, in the event such a record date is fixed, as of the close of

                                       3.

business on such record date, by multiplying the Exercise Price then in effect by a fraction: (a) the numerator of which is the total number of shares of Common Stock issued and outstanding immediately prior to the time of such issuance or the close of business on such record date; and (b) the denominator of which shall be the total number of shares of Common Stock issued and outstanding immediately prior to the time of such issuance or the close of business on such record date plus the number of shares of Common Stock (including Common Stock issuable upon the exercise of any Convertible Securities so distributed) issuable in payment of such dividend or distribution; provided, however, that if such record date is fixed and such dividend is not fully paid, or if such distribution is not fully made on the date fixed therefor, the Exercise Price shall be recomputed to reflect that such dividend was not fully paid or that such distribution was not fully made as of the close of business on such record date and thereafter the Exercise Price shall be adjusted pursuant to this Section 4.2 as of the time of actual payment of such dividends or distributions. Notwithstanding the foregoing, the provisions of this Section 4.2 shall not apply to shares of Common Stock or Convertible Securities issued by Corporation to holders of its preferred stock in lieu of cash otherwise payable as a periodic dividend under any series of its preferred stock.

          4.3  Adjustments for Other Dividends and Distributions.  In the event
               --------------------------------------------------
Corporation at any time or from time to time after the date of this Warrant makes, or fixes a record date for the determination of holders of Common Stock entitled to receive, a dividend or other distribution payable in securities of Corporation other than shares of Common Stock or Convertible Securities, or payable in property or other assets of the Corporation (including stock of any subsidiary), then and in each such event provision shall be made so that the Holder shall receive upon exercise of this Warrant, in addition to the number of shares of Common Stock receivable thereupon, the amount of securities, property, or other assets of Corporation which the Holder would have received had this Warrant been fully exercised for Common Stock on the date of such event and had it thereafter, during the period from the date of such event to and including the date of exercise, retained such securities, property, or other assets receivable by it as aforesaid during such period, subject to all other adjustments called for during such period under this Section 4 with respect to the rights of the Holder.

                                       4.

          4.4  Adjustments for Issuances or Sales of Common Stock at Less than
               ---------------------------------------------------------------
Exercise Price.
--------------

               (a) In the event that the Corporation at any time or from time to time after the date of this Warrant issues Common Stock or Convertible Securities, other than (i) as a dividend or other distribution on any class of stock as provided in Section 4.2 above, (ii) upon a subdivision or combination of shares of Common Stock as provided in Section 4.1 above, (iii) upon the exercise or conversion of a Convertible Security for which an appropriate adjustment has already been made, or (iv) a Permitted Security (as defined below), for an Effective Price less than the Exercise Price, then and in each such case the then existing Exercise Price shall be reduced as of the opening of business on the date of such issue or sale (or such deemed issue or sale) to a price equal to the then existing Exercise Price multiplied by a fraction, the numerator of which shall be (i) the number of shares of Common Stock outstanding or deemed outstanding immediately before that issue or sale, plus (ii) the number of shares of Common Stock which the aggregate consideration, if any, received (or by the express provisions hereof, deemed to have been received) by Corporation on that issue or sale would purchase at the then current Exercise Price, and the denominator of which shall be the number of shares of Corporation's Common Stock outstanding or deemed outstanding immediately after the issue or sale. For the purposes of this Section 4.4, a "Permitted Security" shall mean the Series E Convertible Redeemable Preferred Stock of the Company and the Common Stock issued upon the conversion of such preferred stock.

               (b) For the purpose of making any adjustment required under this
Section 4.4, the consideration received by Corporation for any issue or sale of securities shall: (i) to the extent it consists of cash, be computed at the aggregate sales price paid in cash; (ii) to the extent it consists of property other than cash, be computed at the fair value of that property as determined in good faith by Corporation's board of directors; and (iii) if Common Stock, Convertible Securities or other rights or options to purchase either Common Stock, Convertible Securities or other rights or options are issued or sold together with other stock or securities or other assets of Corporation for a consideration which covers both, be computed as the portion of the consideration so received that may be reasonably determined in good faith by Corporation's board of directors to be allocable to such Common Stock, Convertible Securities or other rights or options.

               (c) For the purpose of the adjustments required under this
Section 4.4, if Corporation issues or sells any Convertible Securities, then in each such case if

                                       5.

the Effective Price of the Common Stock underlying such Convertible Securities is less than the prevailing Exercise Price, Corporation shall be deemed to have issued at the time of the issuance of such Convertible Securities the maximum number of shares of Common Stock (determined without regard to adjustment provisions similar to those contained in this Section 4) issuable upon exercise or conversion of the total amount of Convertible Securities and to have received as consideration for the issuance of such shares of Common Stock an amount equal to the amount of consideration, if any, received by Corporation for the issuance of such Convertible Securities, plus the minimum amount of consideration, if any, payable to Corporation (other than by cancellation of liabilities or obligations evidenced by such Convertible Securities) upon exercise or conversion of the Convertible Securities.

          4.5  Adjustment for Reclassification, Exchange and Substitution.  If
               ----------------------------------------------------------
the Common Stock issuable upon the exercise of this Warrant is changed into the same or a different number of shares of any class or classes of stock, whether by recapitalization, reclassification or otherwise (other than a subdivision or combination of shares or stock dividend or a reorganization, merger, consolidation or sale of assets, provided for elsewhere in this Section 4), then and in such event each Holder shall have the right thereafter, upon exercise of this Warrant to receive the kind and amount of stock and other securities and property receivable upon such reorganization or other change in an amount equal to the amount that the Holder would have been entitled to have had it immediately prior to such reorganization, reclassification or change exercised this Warrant, but only to the extent this Warrant is actually exercised, all subject to further adjustment as provided herein.

          4.6  Reorganization, Mergers, Consolidations or Sales of Assets.  If
               ----------------------------------------------------------
at any time or from time to time there is a capital reorganization of the Common Stock (other than a recapitalization, subdivision, combination, reclassification or exchange of the Common Stock provided for elsewhere in this Section 4) or merger or consolidation of Corporation with or into another corporation, or the sale of all or substantially all of Corporation's properties and assets to any other person, then, as a part of such reorganization, merger, consolidation or sale, provision shall be made so that the Holder shall thereafter be entitled to receive upon exercise of this Warrant (and only to the extent this Warrant is exercised), the number of shares of stock or other securities or property of Corporation, or of the successor corporation resulting from such merger or consolidation or sale, to which a holder of Common Stock, or other securities, deliverable upon the exercise of this Warrant would otherwise have been entitled on such capital reorganization, merger, consolidation

                                       6.

or sale. In any such case, appropriate adjustments shall be made in the application of the provisions of this Section 4 (including adjustment of the Exercise Price then in effect and number of Shares purchasable upon exercise of this Warrant) which shall be applicable after such events; provided, however, that any such adjustments shall be made so as to ensure that the provisions of this Section 4 applicable after such events shall, to the extent practicable, be equivalent to the provisions of this Section 4 applicable before such events.

          4.7  Reversal of Adjustment.  Upon the expiration of any rights,
               ----------------------
options, warrants or conversion or exchange privileges, if any thereof shall not have been exercised, the Exercise Price and the number of Shares purchasable upon the exercise of this Warrant shall, upon such expiration, be readjusted and shall thereafter be such as it would have been had it been originally adjusted (or had the original adjust adjustment not been required, as the case may be) as if the only shares of Common Stock so issued were the shares of Common Stock, if any, actually issued or sold upon the exercise of such rights, options, warrants or conversion or exchange rights; provided, however, that no such readjustment shall have the effect of increasing the Exercise Price by an amount in excess of the amount of the adjustment initially made in respect to the issuance, sale or grant of such rights, options, warrants or conversion or exchange rights.

          4.8  Certificate of Adjustment.  In any case of an adjustment or
               -------------------------
readjustment of the Exercise Price or the number of shares of Common Stock, or other securities issuable upon exercise of this Warrant, Corporation's chief financial officer (or other officer designated by Corporation's board of directors) shall compute such adjustment or readjustment in accordance with the provisions hereof and prepare a certificate showing such adjustment or readjustment, and shall mail such certificate, by first class mail, postage prepaid, to the Holder at the Holder's address as shown in Corporation's books. The certificate shall set forth such adjustment or readjustment, showing in detail the facts upon which such adjustment or readjustment is based.

          4.9  Adjustment in Number of Shares.  Upon each adjustment of the
               ------------------------------
Exercise Price pursuant to the provisions of this Article 4, the number of Shares issuable upon the exercise of this Warrant shall be adjusted, to the nearest full Share, by multiplying a number equal to the Exercise Price in effect immediately prior to such adjustment by the number of Shares issuable upon exercise of this Warrant immediately prior to such adjustment and dividing the product so obtained by the adjusted Exercise Price.

                                       7.

     5.   Restriction on Transfer.  This Warrant and the Common Stock to be
          -----------------------
received upon exercise has been or will be, as the case may be, acquired for investment and not with a view to distribution. The holder of the underlying Common Stock agrees that he will not sell or transfer the underlying Common Stock unless (i) the underlying Common Stock and the sale thereof are the subject of a Registration Statement filed under the Securities Act of 1933, as amended ("Act"), with the Securities and Exchange Commission ("Commission"), which shall have become effective, or (ii) the holder shall have furnished the Corporation with an opinion of counsel, which opinion and counsel are reasonably satisfactory to counsel for the Corporation, to the effect that the proposed transfer, without registration as aforesaid, may be effected without a violation of Section 5 of the Act or any applicable state securities law. The underlying Common Stock certificates shall bear the following legend:

     "THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. THE SHARES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE PLEDGED OR HYPOTHECATED, AND MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SHARES UNDER THE SECURITIES ACT OF 1933 OR AN OPINION OF COUNSEL OF THE CORPORATION THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR ANY APPLICABLE STATE SECURITIES LAW."

     In the event that the underlying Common Stock is so registered pursuant to the Act, or such a satisfactory opinion of counsel is obtained with respect to a public distribution, then, the holder of the underlying Common Stock shall be entitled to exchange its Common Stock certificates for certificates without the foregoing legend.

     6.   Additional Rights of Warrant Holder.  This Warrant, prior to its
          -----------------------------------
exercise, shall not entitle its holder to any rights of a shareholder of the Corporation, including without limitation, the right to vote, to receive dividends or other distributions, to exercise any preemptive rights, and to receive any notice of any proceedings of the Corporation, except as provided for in this Warrant. If, at any time, or from time to time, while this Warrant remains outstanding, Corporation shall (i) dissolve, liquidate or wind up; reorganize, reclassify or effect some other change of the Common Stock; effect a consolidation or merger where the Corporation is not the surviving entity; sell, lease, transfer or convey substantially all of the Corporation's assets (collectively, the "Corporate Changes"); or (ii) declare any dividend, authorize any distribution, or offer any rights, either in securities, property, assets, or cash, upon its Common Stock, then Corporation shall cause notice thereof to be mailed to the holder of this Warrant, at least twenty (20)

                                       8.

calendar days prior to (i) the date of the Corporate Change or (ii) the date as of which holders of Common Stock who shall participate in such dividend, distribution, or offer of rights are to be determined, as the case may be. Such notice shall also specify the date as of which holders of Common Stock who shall participate in such dividend, distribution, or offer of rights are to be determined.

     7.   Loss, Theft, Destruction or Mutilation.  Upon receipt by Corporation
          --------------------------------------
of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant and, in case of loss, theft or destruction, of indemnity reasonably satisfactory to it and, in case of mutilation, upon surrender and cancellation hereof, Corporation will execute and deliver, in lieu thereof, a new Warrant of like tenor, in lieu of this Warrant.

     8.   Taxes, Costs and Expenses.  Corporation will pay all taxes, costs and
          -------------------------
expenses incident to the performance of its obligations under this Warrant, including all taxes, costs and expenses incident to the issuance of this Warrant and the shares of Common Stock issuable upon the exercise hereof.

     9.   Notices.  All notices, requests, consents and other communications
          -------
hereunder shall be in writing and shall be delivered by personal service or telegram, telecopy or registered or certified mail, postage prepaid and, if to the Holder of this Warrant, addressed to him at the address furnished to Corporation in writing by such Holder and, if to Corporation, addressed to it at 9600 Topanga Canyon Boulevard, Chatsworth, California 91311, or to such other address as may have been furnished to the Holder of this Warrant in writing by Corporation. Any notice sent by registered or certified mail will be deemed to have been given three (3) days after the date on which it is mailed. All other notices will be deemed given when received.

     10.  Binding Obligation.  All terms and conditions contained in this
          ------------------
Warrant shall bind and inure to the benefit of the respective heirs, transferees, assignees, and successors of the Holder of this Warrant and Corporation.

     11.  Law Governing.  This Warrant shall be construed and enforced in
          -------------
accordance with the laws of the State of California. The Company hereby consents to the exclusive jurisdiction of any court of the State of New York or the United States located in the City of New York over all actions or proceedings with respect to this Warrant, and agrees that all such actions or proceedings may be instituted and maintained only in such a forum.

                                       9.

     12.  Titles.  The titles of the sections contained in this Warrant are for
          ------
convenience of reference only, and are not to be considered in construing this Warrant. When the context so requires in this Warrant, the masculine gender includes the feminine or neuter, and the singular number includes the plural.

     13.  Severability.  If, in any action before any court or agency legally
          ------------
empowered to enforce any provision contained herein, any provision hereof is found to be unenforceable, then such provision shall be deemed modified to the extent necessary to make it enforceable by such court or agency. If any such provision is not enforceable as set forth in the preceding sentence, the unenforceability of such provision shall not affect the other provisions of this Warrant, but this Warrant shall be construed as if such unenforceable provision had never been contained herein.

     14.  Amendment.  This Warrant may not be modified or amended except by
          ---------
written agreement of Corporation and the holder hereof.

     15.  Attorneys' Fees.  The Company and the Holder, by accepting this
          ---------------
Warrant, agree that if any action is brought to enforce this Warrant, then the prevailing party shall be entitled, in addition to all other relief, to recover its reasonable attorneys' fees and other costs and disbursements incurred by it in connection therewith.

     IN WITNESS WHEREOF, the Corporation has caused this Warrant to be duly executed by its President and Secretary thereunto duly authorized.


Dated:  September 25, 1997       CHATCOM, INC.



                                 By:  /s/ James B. Mariner
                                    -------------------------
                                    President

                                      10.

                                 PURCHASE FORM
                           (To be executed only upon
                            exercise of the Warrant)

        The undersigned registered holder of the Warrant to which this Purchase Form is attached irrevocably exercises such Warrant for the purchase of _____ shares of Common Stock of ChatCom, Inc. purchasable on the date hereof, and herewith makes payment therefor in the amount of $______ all at the price and on the terms and conditions specified in such Warrant.

        The undersigned hereby requests that a certificate (or _______ certificates in denominations of _______ shares) for the shares of Common Stock of ChatCom, Inc. hereby purchased be issued in the name of and delivered to (choose one) (a) the undersigned or (b) ________________ , whose address is
___________________________________________________
__________________.


Dated:  ________________, 19__.

                            By:_____________________________
                               (Signature of Registered
                                Holder)


NOTICE: The signature to this Purchase Form must correspond with the name as written upon the face if the Warrant to which this Purchase Form is attached in every particular, without alteration or enlargement or any change whatever.

                                      11.

                                ASSIGNMENT FORM

                           (To be executed only upon
                         the assignment of the Warrant)


        FOR VALUE RECEIVED, the undersigned registered Holder of the Warrant to which this Assignment Form is attached hereby sells, assigns and transfers unto ___________________________, whose address is ________________________________
______% of the rights of the undersigned under such Warrant, with respect to shares of Common Stock of ChatCom, Inc., and does hereby irrevocable constitute and appoint _________________________ its Attorney to register such transfer on the books of ChatCom, Inc., maintained for the purpose, with full power of substitution.


Dated: ______________, 19__.


                                     By:__________________________
                                          (Signature of Registered
                                           Holder)



NOTICE: The signature to this Assignment Form must correspond with the name as written upon the face of the Warrant to which this Assignment Form is attached in every particular, without alteration or enlargement or any change whatever.

                                      12.